LOAN  NO.  07-0004017


                     HAZARDOUS MATERIALS INDEMNITY AGREEMENT

     This HAZARDOUS MATERIALS INDEMNITY AGREEMENT (this "AGREEMENT") is made as of August 26, 2002 by and among EMERITUS PROPERTIES XIV, LLC, a Washington limited liability company ("BORROWER"), and EMERITUS CORPORATION, a Washington corporation ("GUARANTOR"), in favor of HELLER HEALTHCARE FINANCE, INC., a
Delaware corporation, whose address is 2 Wisconsin Circle, Suite 400, Chevy Chase, Maryland 20815.
                                    RECITALS
A. Borrower is the owner in fee simple of that certain real property legally described in Exhibit A attached hereto (said property together with all
                    ----------
rights and appurtenances thereto and all improvements presently located or hereafter constructed thereon are hereinafter collectively called the " PROJECT").
B. Concurrently herewith, Lender is making a loan to Borrower in the principal amount of Eight Million Three Hundred Thousand and No/100 Dollars ($8,300,000.00) (the "LOAN").
C. To evidence the Loan, Borrower has executed and delivered to Lender, a Promissory Note A of even date herewith in the face amount of Five Million Three
     Hundred Ninety-Five Thousand and No/100 Dollars ($5,395,000.00) and a Subordinated Promissory Note B of even date herewith in the face amount of Two Million Nine Hundred Five Thousand and No/100 Dollars ($2,905,000.00) (which notes and any and all renewals, amendments, modifications, increases and extensions thereof are hereinafter collectively called the "NOTES") and a Loan Agreement of even date herewith (as amended, modified, extended or restated from time to time, the "LOAN AGREEMENT"). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.
D. Concurrently herewith, Borrower has granted to Lender a first priority Mortgage and Security Agreement (as amended, modified, extended or restated from time to time, the "MORTGAGE"), encumbering the Project. The Notes, the Loan Agreement, the Mortgage, and any other documents evidencing or securing the Loan or executed in connection therewith (other than the "Other Loan Instruments" as defined in the Mortgage), and any modification, renewal or extension of any of the foregoing are collectively called the "LOAN DOCUMENTS."
E. Guarantor owns one hundred percent (100%) of the membership interests in Borrower.
F. Lender, as a condition to making the Loan, has requested that Borrower and the Guarantor enter into this Agreement to indemnify Lender against liabilities arising from Hazardous Materials (as hereinafter defined) used or located on, or affecting the Project, and that Borrower and the Guarantor acknowledge and agree that their execution and delivery of this Agreement and their performance of the covenants contained herein are material inducements for
     Lender's  agreement  to  make  the  Loan.
                                   AGREEMENTS
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and the Guarantor hereby represent, warrant, covenant and agree as follows:
1.     NO  HAZARDOUS MATERIALS ON PROJECT.  Borrower and the Guarantor represent
       ----------------------------------
and warrant to the best of their knowledge, after all appropriate inquiry, and covenant that there are no, nor will there be, for as long as any indebtedness or obligations remain outstanding under the Loan, any Hazardous Materials generated, released, stored, buried or deposited over, beneath, in or upon the Project or on or beneath the surface of adjacent property, except as such Hazardous Materials may be generated, used, stored or transported in connection with the permitted uses of the Project and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor. "HAZARDOUS MATERIALS" shall mean and include any pollutants, flammables, explosives, molds, petroleum (including crude oil) or any fraction thereof, radioactive materials, hazardous wastes, dangerous or toxic substances or related materials, including substances defined as or included in the definition of toxic or hazardous substances, wastes or materials under any federal, state or local laws, ordinances, regulations or guidances which relate to pollution, the environment or the protection of public health and safety, or limiting, prohibiting or otherwise regulating the presence, sale, recycling, generation, manufacture, use, transportation, disposal, release, storage, treatment of, or response or exposure to, toxic or hazardous substances, wastes or materials. Such laws, ordinances and regulations, now or hereafter in effect, and as the same may be amended from time to time, are hereinafter collectively referred to as the "HAZARDOUS MATERIALS LAWS."
2.     COMPLIANCE  WITH  LAWS.  For  as  long as any Indebtedness or Obligations
       ----------------------
remain outstanding under the Loan Documents, Borrower and the Guarantor shall, and shall cause their respective employees, agents, tenants, contractors and subcontractors, and any other persons from time to time present on or occupying the Project to, keep and maintain the Project in compliance with, and not cause or knowingly permit the Project to be in violation of, any applicable Hazardous Materials Laws. None of Borrower, Guarantor or any of their respective employees, agents, tenants, contractors or subcontractors, or any other persons occupying or present on the Project shall generate, use, store, manufacture or dispose of on, under or about the Project or transport to or from the Project any Hazardous Materials, except such Hazardous Materials as may be generated, used, stored or transported in connection with the permitted uses of the Project and then only to the extent permitted by law after obtaining all necessary permits and licenses therefor.
3.     HAZARDOUS MATERIALS CLAIMS.  Borrower and the Guarantor shall immediately
       --------------------------
advise Lender in writing of: (a) any notices received by Borrower or the Guarantor (whether such notices are from the Environmental Protection Agency, or any other federal, state or local governmental agency or regional office thereof) of the violation or potential violation of any applicable Hazardous Materials Laws occurring on, under or about the Project; (b) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against Borrower, Guarantor or the Project pursuant to any Hazardous Materials Laws; (c) all claims made or threatened by any third party against Borrower, Guarantor or the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (a), (b) and (c) above are hereinafter referred to as "HAZARDOUS MATERIALS CLAIMS"); and (d) the discovery by Borrower or Guarantor of any occurrence or condition on the Project or any real property adjoining or in the vicinity of the Project that could cause the Project or any part thereof to be subject to any Hazardous Materials Claims. Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and Borrower and the Guarantor shall pay to Lender, upon demand, all attorneys' and consultants' fees incurred by Lender in connection therewith.
4.     OTHER  HAZARDOUS  MATERIALS  LAWS.  Borrower  and  the  Guarantor  hereby
       ---------------------------------
represent, warrant and certify to the best of their knowledge, that except as disclosed in that certain Phase I Environmental Site Assessment, dated May 30, 2002, prepared by Commercial Inspectors, LLC, (a) there are no underground storage tanks located on, under or about the Project that are subject to the notification requirements under Section 9002 of the Solid Waste Disposal Act, as now or hereafter amended (42 U.S.C. 6991); and (b) there is no facility located on the Project that is subject to the reporting requirements of Section 312 of the Federal Emergency Planning and Community Right to Know Act of 1986
and  the  Federal  regulations  promulgated  thereunder  (42  U.S.C.   11022).
5.     INSPECTION  AND  TESTING.  Lender may require Borrower and the Guarantor,
       ------------------------
at their sole cost and expense, from time to time to perform or cause to be performed, such studies or assessments of the Project, as Lender may reasonably deem necessary, appropriate or desirable, to determine the status of environmental conditions on, under and about the Project, which studies and assessments shall be for the benefit of Lender and shall be prepared in accordance with the specifications established by Lender; provided, however, unless an Event of Default has occurred and is continuing or Lender has a good faith belief that Hazardous Material exist at such Property in violation of Hazardous Materials Laws, such studies shall not be performed more often than one time per year.
6.     REMOVAL  OF  HAZARDOUS  MATERIALS.  Borrower  and the Guarantor, at their
       ---------------------------------
sole cost and expense, shall, with due care, in a safe manner and in accordance with all Hazardous Materials Laws, detain the spread of, ameliorate and remove from the Project (and from any other property as required by any Hazardous Materials Laws) any Hazardous Materials contamination located on, under or about any such property and monitor or cause to be monitored the levels of Hazardous Materials on, under or about any such property or in the ground water in accordance with the terms and procedures required by any federal, state, county or local governmental agency having jurisdiction including, without limitation, any Regional Water Quality Control Board and the Environmental Protection Agency.
7.     INDEMNIFICATION.  Borrower  and the Guarantor shall jointly and severally
       ---------------
indemnify, defend and save harmless Lender and Lender's officers, directors, shareholders, agents, attorneys, representatives and employees, their successors and assigns (individually and collectively "INDEMNITEE"), from and against any and all claims, demands, causes of action, damages, costs, expenses, lawsuits and liabilities, at law or in equity, of every kind or nature whatsoever, directly or indirectly arising out of or attributable to the generation, use, storage, release, threatened release, discharge, disposal or presence of Hazardous Materials on, under or about the Project (whether occurring prior to or during or after the term of the Loan or otherwise and regardless of by whom caused, whether by Borrower, the Guarantor or any predecessor in title or any owner of land adjacent to the Project or any other third party, or any employee, agent, tenant, contractor or subcontractor of Borrower, the Guarantor or any predecessor in title or any such adjacent land owner or any third person) (collectively, the "LIABILITIES") including, without limitation:
(a) Claims of third parties (including governmental agencies) for injury to or death of any person or for damage to or destruction of any property;
(b) Claims for response costs, clean-up costs, costs and expenses of removal and restoration, including reasonable fees of attorneys and experts, and costs of determining the existence of Hazardous Materials and reporting same to any governmental agency;
(c) Any and all other claims for expenses or obligations, including attorneys' fees, costs, and other expenses related to Hazardous Materials and the Project;
(d) Any and all penalties threatened, sought or imposed on account of a violation of any Hazardous Materials Laws;
(e) All reasonable fees of attorneys and all fees of any consultants and engineering firms retained in connection with monitoring the obligations of Borrower and the Guarantor under this Agreement and the Loan Documents; and
(f) Any loss occasioned by diminution in the value of the Project which Lender is reasonably able to demonstrate resulted from any of the foregoing.
     Notwithstanding the foregoing or any other provision of this Agreement to the contrary, if, through the exercise of Lender's rights under the Loan Documents or otherwise, Lender or an agent of Lender shall assume control of any Property, Borrower and Guarantor shall not be liable to Indemnitee for any Liabilities relating solely to such Property if and to the extent such
Liabilities are a direct result of Lender's gross negligence or willful misconduct, or if and to the extent (x) such Liabilities first arose after title to the Property was vested in Lender or any other party after the completion of foreclosure proceedings or the granting of a deed-in-lieu of foreclosure, (y) neither Borrower nor Guarantor, nor any of their respective affiliates, shall have contributed to the cause, existence or occurrence of such Liabilities, and
(z) the events or state of facts resulting (or with the passage of time eventually resulting) in any such Liabilities did not exist or occur prior to the time of such assumption of control of the Property.
8.     DEFENSE  OR  SETTLEMENT  OF  CLAIMS.
       -----------------------------------
(a) To assert an indemnity claim under this Agreement, Indemnitee shall notify Borrower and the Guarantor in writing as soon as reasonably practical under the circumstances stating the facts which entitle Indemnitee to make a claim  for  indemnification.
(b)     Borrower  and  the Guarantor shall, at their own cost, expense and risk:
(i) defend all suits, actions, or other legal or administrative proceedings that may be threatened, brought or instituted against an Indemnitee on account of any matter or matters described in Section 7 above;
                                             ----------
(ii) pay or satisfy any judgment, decree or settlement that may be rendered against or agreed to by an Indemnitee in any such suit, action or other legal or administrative proceeding;
(iii) reimburse Indemnitee for any and all reasonable expenses, including, without limitation, all legal expenses incurred in connection with any of the matters described in Section 7 above or in connection with enforcing this
                        ----------
Agreement;  and
(iv) reimburse Indemnitee for any loss occasioned by the diminution in the value of the Project which Lender is reasonably able to demonstrate was caused by the presence of Hazardous Materials or the breach of any representation, warranty or obligation of Indemnitor hereunder.
(c) Any law firm selected by Borrower or the Guarantor to defend an indemnified claim shall be subject to the approval of Indemnitee which approval shall not be unreasonably withheld or delayed; provided that upon thirty (30)
                                                  --------
days prior written notice, Indemnitee may elect to defend, using a law firm selected by such Indemnitee, any such claim, loss, action, legal or administrative proceeding at the cost and expense of Borrower and the Guarantor, if, in the reasonable judgment of Indemnitee: (i) the defense is not proceeding or being conducted in a satisfactory manner or (ii) there is a conflict of interest between any of the parties to such lawsuit, action, legal or administrative proceeding.
(d) If Indemnitee exercises its right to designate counsel pursuant to the preceding clause, all reasonable costs and expenses thereof shall be paid by Borrower and the Guarantor within ten (10) days following written demand by such Indemnitee.
(e) In the event Borrower or the Guarantor shall pay to Indemnitee any claim under this Agreement, then Borrower or the Guarantor (as applicable) shall be subrogated to any rights of such Indemnitee relating thereto, and such
Indemnitee will cooperate with Borrower and the Guarantor, at the cost and expense of Borrower and the Guarantor, in enforcing such rights; provided, that
                                                                  --------
such subrogation shall not be in derogation of any rights of the Indemnitee under this Agreement, and shall not be construed to limit the obligations of Borrower or the Guarantor hereunder.
9.     BINDING  EFFECT.  All  the  covenants  and  agreements of Borrower or the
       ---------------
Guarantor contained in this Agreement shall apply to and bind their respective heirs, executors, representatives, successors and assigns and shall inure to the benefit  of  each  Indemnitee  and  its  successors  and  assigns.
10.     INDEMNIFICATION  SEPARATE  FROM  THE  LOAN.
        ------------------------------------------
(a) Borrower and the Guarantor agree that this Agreement is separate, independent of and in addition to the undertakings of Borrower and the Guarantor pursuant to the Loan, the Notes, the Loan Agreement and the other Loan Documents. A separate action may be brought to enforce the provisions hereof, which shall in no way be deemed to be an action on the Notes, whether or not the Loan have been repaid and whether or not Lender would be entitled to a deficiency judgment following a judicial foreclosure, trustee's sale or UCC sale. The obligations of Borrower and the Guarantor hereunder shall not be affected by any exculpatory provisions contained in the Notes, the Loan Agreement or any of the other Loan Documents. This Agreement, and all rights and obligations hereunder, shall survive performance and repayment of the obligations evidenced by and arising under the Loan Documents, surrender of the Notes, reconveyance of the Mortgage, release of other security provided in connection with the Loan, trustee's sale or foreclosure under the Mortgage, and/or any of the other Loan Documents (whether by deed or other assignment in lieu of foreclosure, or otherwise) acquisition of the Project by Lender, any other transfer of the Project, and transfer of all of Lender's rights in the Loan, the Loan Documents, and the Project.
(b) Borrower and the Guarantor waive all rights to require Lender to (i) proceed against or exhaust any security for the Loan or (ii) pursue any remedy in Lender's power whatsoever. Borrower waives all defenses by reason of any disability or other defense under the Loan or by reason of the cessation from any cause whatsoever of its liability under the Loan, or that it may acquire by reason of Lender's election of any remedy against it including, without limitation, Lender's exercise of its respective rights to foreclose under the Mortgage.
11.     GOVERNING LAW.  This Agreement shall be construed in accordance with and
        -------------
     governed  by  the  laws  of  the  State  of  Illinois.
12.     AMENDMENTS.  This  Agreement  may  not  be modified, amended,  waived or
        ----------
terminated,  except  by  a  written  instrument  executed by the parties hereto.
13.     PARTIES  IN  INTEREST.  Except as expressly set forth herein, nothing in
        ---------------------
this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.
14.     PERSONAL  LIABILITY.  Borrower  and the Guarantor hereby acknowledge and
        -------------------
agree that notwithstanding any other provisions of this Agreement, the Notes, the Loan Agreement or the other Loan Documents to the contrary, the obligations of Borrower and Guarantor under this Agreement shall be the unlimited personal obligations of Borrower and Guarantor.
15.     JOINT  AND  SEVERAL  OBLIGATIONS.  The  obligations  of  each  of  the
        --------------------------------
undersigned  hereunder  shall  be  joint  and  several.
        -
16.     COUNTERPARTS.  This  Agreement  may  be  executed  in  two  or  more
        ------------
counterparts.
        ---
17.     CONSENT  TO  JURISDICTION.  BORROWER AND GUARANTOR HEREBY CONSENT TO THE
        -------------------------
JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREE THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER AND GUARANTOR EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER AND GUARANTOR HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER AND GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AND GUARANTOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
18.     JURY TRIAL WAIVER.  BORROWER AND GUARANTOR, AND LENDER BY ITS ACCEPTANCE
        -----------------
OF THIS AGREEMENT, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER, GUARANTOR, AND LENDER, AND BORROWER AND GUARANTOR ACKNOWLEDGE THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER, GUARANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWER, GUARANTOR AND LENDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS
AGREEMENT AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, GUARANTOR AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         [Remainder of page intentionally blank; signature page follows]

Borrower and the Guarantor have executed this Agreement or have caused the same to be executed as of the date first set forth above.
BORROWER:

EMERITUS  PROPERTIES  XIV,  LLC,  a  Washington  limited  liability  company
By     Emeritus  Corporation,  a  Washington  corporation,  its  sole  member


By:      /s/  Raymond  R.  Brandstrom
         ----------------------------
Name:         Raymond  R.  Brandstrom
Its:          CFO

GUARANTOR:


EMERITUS  CORPORATION,  a  Washington  corporation


By:          /s/  Raymond  R.  Brandstrom
            -----------------------------
Name:             Raymond  R.  Brandstrom
Its:              CFO